Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1535

                      Buyout Opportunity Portfolio 2015-1

                          Supplement to the Prospectus

   As a result of a previously announced spinoff, on July 1, 2015, your Portfolio received one share of Cable ONE Incorporated ("Cable ONE") common stock for each share of Graham Holdings Company ("Graham") held as of June 15, 2015.

   Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds and will continue to purchase shares of both Graham and Cable ONE stock.

Supplement Dated:  July 2, 2015